Summary Prospectus

International Equities

Delaware Pooled® Trust

The International Equity Portfolio

February 28, 2010

Before you invest, you may want to review the Portfolio’s statutory prospectus (and any supplements thereto), which contains more information about the Portfolio and its risks. You can find the Portfolio’s statutory prospectus and other information about the Portfolio, including its statement of additional information and most recent reports to shareholders online at www.delawareinvestments.com/dpt/literature. You can also get this information at no cost by calling 800 362-7500 or by sending an e-mail request to service@delinvest.com. The Portfolio’s statutory prospectus and statement of additional information, both dated February 28, 2010, are each incorporated by reference into this summary prospectus.

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

Summary Prospectus

This Portfolio is presently closed to new investors.

What is the Portfolio’s investment objective?

The International Equity Portfolio seeks maximum long-term total return.

What are the Portfolio’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a
percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage
of original purchase price or redemption price, whichever is lower	none
Purchase reimbursement fees	none
Redemption reimbursement fees	none

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%
Distribution and service (12b-1) fees	none
Other expenses	0.13%
Total annual portfolio operating expenses	0.88%
Less fee waivers and expense reimbursements1	(0.00%	)
Total annual portfolio operating expenses after fee waivers and
expense reimbursements	0.88%

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.90% of the Portfolio’s average daily net assets from February 28, 2010 through February 28, 2011. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Expense example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the one-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$90
3 years	$281
5 years	$488
10 years	$1,084

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?

The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and that, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred securities. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

Summary Prospectus

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a U.S.-domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology applied to individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment’s total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations, and other private entities. Such governmental fixed income securities will be, at the time of purchase, of the highest quality (for example, AAA by S&P or Aaa by Moody’s) or of comparable quality. Corporate fixed income securities will be, at the time of purchase, rated in one of the top two rating categories (for example, AAA and AA by S&P or Aaa and Aa by Moody’s) or of comparable quality.

What are the main risks of investing in the Portfolio?

Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk	Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.
Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The International Equity Portfolio performed?

The bar chart and table below can help you evaluate the risks of investing in the Portfolio. The bar chart shows how annual returns for the Portfolio’s shares have varied over the past 10 calendar years. The table shows the Portfolio’s average annual returns for the 1-, 5-, and 10-year periods. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Summary Prospectus

During the periods illustrated in this bar chart, The International Equity Portfolio’s highest quarterly return was 22.52% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.61% for the quarter ended September 30, 2002.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years
Return before taxes	21.38%	4.63%	5.88%
Return after taxes on distributions	20.06%	3.17%	4.46%
Return after taxes on distributions
and sale of Portfolio shares	13.88%	4.21%	4.89%
MSCI EAFE Index (net returns)
(reflects no deduction for fees, expenses,
or taxes)	31.78%	3.53%	1.17%

The Portfolio’s returns above are compared to the performance of the MSCI EAFE Index (net returns). The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. The Index returns do not take into effect any foreign withholding tax.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Sub-adviser

Mondrian Investment Partners Ltd.

Start date on the
Portfolio managers	Position with Mondrian Investment Partners Ltd.	Portfolio
Fiona A. Barwick	Director Regional Research	October 1999
Elizabeth A. Desmond	Director/Chief Investment Officer, Developed Equity Markets	October 1999
Clive A. Gilmore	Chief Executive Officer	October 1999
Nigel G. May	Director/Chief Investment Officer, Developed Equity Markets	January 2001
David G. Tilles	Executive Chairman	February 1992

Purchase and redemption of Portfolio shares

The Portfolio is closed to any new investors. Existing shareholders of the Portfolio, which include participants of existing defined benefit plans that have the Portfolio on their investment platform, may continue to purchase shares.

You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day). Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire. Shares may be purchased or redeemed in-kind. Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

Shares of the Portfolio are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolio is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant; and (ii) that the plan will make no more than three separate transactions during any given calendar quarter. Delaware Pooled Trust is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore it requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus.

Summary Prospectus

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, Shareholders that have institutional accounts managed by the Manager’s affiliate, Delaware Investment Advisers, a series of Delaware Management Business Trust, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Tax information

The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other financial intermediaries

If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SMPR-031 [10/09] DG3 14944 [2/10]